SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12
BLUE COAT SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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The following communication was sent to employees of Blue Coat Systems, Inc. on January 25, 2012.

Team Blue Coat –

Many of you have received proxy materials in connection with the 2012 Special Meeting of Stockholders of Blue Coat Systems. The Special Meeting will be held on Monday, February 13, 2012.

Blue Coat is asking stockholders to vote on:

•	Proposal 1. Adoption and Approval of the Merger Agreement

•	Proposal 2. Approval of Executive Compensation Payable in Connection with the Merger

•	Proposal 3. Approval of an Adjournment or Postponement of the Special Meeting

You should refer to the proxy materials previously mailed or delivered electronically to you for additional information on this matter. (If you received proxy materials both by mail and electronically, you should respond to both solicitations.)

The Board of Directors unanimously recommends a “FOR” vote on the proposals referenced above. Also, because Proposal 1 – to approve the Merger Agreement requires an affirmative vote of a majority of the outstanding shares eligible to vote, by not responding to this solicitation you are essentially casting your vote “Against” this proposal.

Therefore, regardless of the number of shares you own, it is important that your vote is represented at the Special Meeting. Your vote matters to us and we need your support.

Please vote your shares of stock now so that your vote can be counted without delay. Voting is easy. You may use one of the options below to ensure that your vote is promptly recorded in time for the Special Meeting:

•	VOTE BY TOUCH-TONE PHONE: You may cast your vote by calling the toll-free number on the proxy voting form that you previously received. Follow the instructions on your proxy card to cast your vote.

•	VOTE VIA THE INTERNET: You may cast your vote by logging onto www.proxyvote.com identified on the proxy voting form that you previously received, and follow the instructions on the screen.

•	VOTE BY MAIL: You may cast your vote by mail by completing, signing, dating and mailing the proxy card that you previously received in the postage-prepaid return envelope provided.

If you have any questions or require further assistance in voting your shares, please contact our proxy solicitation agent Alliance Advisors toll free at: 877-777-8588.

The following communication was sent to stockholders of Blue Coat Systems, Inc. on January 25, 2012.

Dear Stockholder,

You recently received proxy materials in connection with the 2012 Special Meeting of Stockholders of Blue Coat Systems to be held on Monday, February 13, 2012. According to our records, your PROXY VOTE for this Special Meeting HAS NOT YET BEEN RECEIVED.

Blue Coat Systems is asking stockholders to vote on:

Proposal 1.	Adoption and Approval of the Merger Agreement.
Proposal 2.	Approval of Executive Compensation Payable in Connection with the Merger.
Proposal 3.	Approval of an Adjournment or Postponement of the Special Meeting.

You should refer to the proxy materials previously mailed to you for additional information on this matter.

The Board of Directors unanimously recommends a “FOR” vote on the proposals referenced above. Also, because Proposal 1 – to approve the Merger Agreement requires an affirmative vote of a majority of the outstanding shares eligible to vote, by not responding to this solicitation you are essentially casting your vote “Against” this proposal.

Therefore, regardless of the number of shares you own, it is important that your vote is represented at the Special Meeting. Your vote matters to us and we need your support.

Please vote your shares of stock now so that your vote can be counted without delay. Voting is easy. You may use one of the options below to ensure that your vote is promptly recorded in time for the Special Meeting:

•	VOTE BY TOUCH-TONE PHONE: You may cast your vote by calling the toll-free number on the enclosed proxy voting form. Follow the instructions on your proxy card to cast your vote.

•	VOTE VIA THE INTERNET: You may cast your vote by logging onto www.proxyvote.com identified on the enclosed proxy voting form and following the instructions on the screen.

•	VOTE BY MAIL: You may cast your vote by mail by completing, signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

If you have any questions or require further assistance in voting your shares, please contact our proxy solicitation agent Alliance Advisors Toll Free at 877-777-8588.

YOUR PARTICIPATION IS IMPORTANT – PLEASE VOTE TODAY!

We appreciate your support.

IF YOU HAVE RECENTLY MAILED YOUR PROXY CARD OR CAST YOUR VOTE BY PHONE OR INTERNET, PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.

The following notices appeared on each of the foregoing communications:

Important Information

Blue Coat Systems, Inc. (the “Company”) filed a definitive proxy statement regarding the proposed acquisition of the Company by a controlled affiliate of Thoma Bravo, LLC (“Thoma Bravo”) with the Securities and Exchange Commission (the “SEC”) on January 4, 2012 and commenced mailing that proxy statement to its stockholders on or about January 5, 2012. Investors and security holders are urged to read the proxy statement relating to such acquisition and any other relevant documents filed with the SEC because they contain important information. Investors and security holders may obtain a free copy of the proxy statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov and the Company’s website at www.bluecoat.com. In addition, the proxy statement and other documents filed by the Company with the SEC (may be obtained from the Company free of charge by directing a request to Blue Coat Systems, Inc., Attn: Investor Relations, 420 North Mary Avenue, Sunnyvale, CA 94085, telephone: (408) 220-2200.

Certain Information Regarding Participants

The Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of the Company’s security holders in connection with the proposed acquisition of the Company by Thoma Bravo. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2011, which was filed with the SEC on June 8, 2011, its definitive proxy statement for the 2011 Annual Meeting of Stockholders, which was filed with the SEC on August 29, 2011 and its definitive proxy statement relating to the proposed acquisition, which was filed with the SEC on January 4, 2012. To the extent holdings of Company securities have changed since the amounts printed in the definitive proxy statement filed on January 4, 2012, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 or Initial Statements of Beneficial Ownership on Form 3 filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.bluecoat.com.

Forward-looking Statements

Any statements in this document not relating to historical matters are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to the Company’s future plans, objectives, expectations, intentions and financial performance and the assumptions that underlie these statements. These forward-looking statements include, but are not limited to, statements concerning the following: plans to develop and offer new products and services and enter new markets; expectations with respect to future market growth opportunities; changes in and expectations with respect to revenues, gross margins and income tax provisions; future operating expense levels and operating margins; the impact of quarterly fluctuations of revenue and operating results; the success of the Company’s business strategy and changes in the Company’s business model, management, organizational structure and operations; the impact of macroeconomic conditions on the Company’s business; the adequacy of the Company’s capital resources to fund operations and growth; investments or potential investments in acquired businesses and technologies, as well as internally developed technologies; the effectiveness of the Company’s sales force, distribution channel, and marketing activities; the impact of recent changes in accounting standards; the parties’ ability to consummate the proposed acquisition of the Company by Thoma Bravo; and assumptions underlying any of the foregoing. In some cases, forward-looking statements are identified by the use of terminology such as “anticipate,” “expect,” “intend,” “plan,” “predict,” “believe,” “estimate,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” or negatives or derivatives of the foregoing, or other comparable terminology. The forward-looking statements contained in this document involve known and unknown risks, uncertainties and other factors that may cause industry and market trends, or the Company’s actual results, level of activity, performance or achievements, to be materially different from any future trends, results, level of activity, performance or achievements expressed or implied by these statements. For a detailed discussion of these risks, readers are referred to the Company’s filings with the SEC, including but not limited to, the information included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2011, which outlines certain important risks regarding the Company’s forward-looking statements, as well as information included in subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company undertakes no obligation to revise or update forward-looking statements to reflect new information or events or circumstances occurring after the date of this release, except as may be required by applicable law.